UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12
CUMBERLAND PHARMACEUTICALS INC.

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.
☐  Fee paid previously with preliminary materials
☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

As a shareholder of Cumberland Pharmaceuticals Inc. you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by mobile device must be received by 11:59 p.m., Eastern Time, on April 20, 2026.

Vote Your Proxy on the Internet:		Vote Your Proxy on your Mobile:		Vote Your Proxy via the mail:
	OR		OR
Go to www.cstproxyvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.		On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.		Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE

ÚFOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú

PROXY

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 AND Every Three Years for Proposal 4. The Board recommends a vote FOR Proposals 1,2,3 AND Every Three Years for Proposal 4.

					For	Against	Abstain
1. For the election as directors of the nominees listed below, except to the extent that authority is specifically withheld.	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left	2. To ratify the appointment of Carr, Riggs & Ingram, L.L.C. as independent registered accounting firm of the Company for fiscal year ending December 31, 2026.		☐	☐	☐
					For	Against	Abstain
NOMINEES: (1) Mr. Kenneth Krogulski (2) Ms. Caroline Young	☐	☐
3. To provide advisory approval of the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.
					☐	☐	☐
				Every Year	Every Other Year	Every Three Years	Abstain
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)			4. To provide advisory approval of the frequency of the advisory vote on the compensation of the Company’s named executive officers.	☐ ☐	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
I understand that I may revoke this Proxy only by: (i) written instructions to that effect, signed and dated by me, which must be actually received by the Corporate Secretary prior to the commencement of the Annual Meeting; (ii) properly submitting to the Company a duly executed proxy bearing a later date; OR (iii) appearing at the Annual Meeting and voting in person.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:
Signature _________________________________ Signature if Held Jointly____________________________________ Date____________ , 2026.
Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shares are owned by a corporation, sign in the full corporate name by the President or other authorized officer. If the shares are owned by a Partnership, sign in the name of the Partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held April 21, 2026

The Notice, Proxy Statement, and our Annual Report on Form 10-K for the year ended December 31, 2025 are available at:
http://www.cstproxy.com/cumberlandpharma/2026

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CUMBERLAND PHARMACEUTICALS INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 21, 2026

The undersigned hereby appoints A.J. Kazimi and Kenneth J. Krogulski, or either of them, as proxies, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all of the shares of Common Stock of Cumberland Pharmaceuticals Inc., held of record by the undersigned on February 27, 2026 at the Annual Meeting of Shareholders to be held at the Cumberland Pharmaceuticals Inc., 1600 West End Avenue, Suite 1300, Nashville, Tennessee 37203 on Tuesday, April 21, 2026, at 9:30 a.m. Central Time, or any adjournment(s) or postponement(s) thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the instructions specified on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AS WELL AS PROPOSALS 2 AND 3 AND EVERY THREE YEARS FOR PROPOSAL 4. THE PROXIES NAMED ABOVE ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued, and to be marked, dated and signed, on the other side)
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